Redeemable Noncontrolling Interests	12 Months Ended
Dec. 31, 2021
Noncontrolling Interest [Abstract]
Redeemable Noncontrolling Interests
18.	REDEEMABLE NONCONTROLLING INTERESTS

In December 2021, one of the Group’s subsidiary issued 2,727,273 preferred shares to a third-party investor for total cash consideration of RMB
30
million (US$ 4,708). The subsidiary’s preferred shares could be redeemed by holders at any time after (i) a Qualified IPO of the subsidiary does not occur within 5 years; or (ii) the occurrence of certain events including breach or violation of applicable laws or regulations. The preferred shareholders shall be entitled to receive prior and in preference to any distribution of any of the assets or funds of the Company to the holders of ordinary shares the amount equal to the sum of 100% of its original issue price on each preferred share, and 8% annual compound interest calculated from the actual payment date of its purchase price, plus all declared and accrued but dividends. As the Group does not solely control the redemption event, these preferred shares are accounted for as redeemable noncontrolling interests.
The Group accounts for the changes in accretion to the redemption value in accordance with ASC 480,
Distinguishing Liabilities
from
Equity
. The Group elects to use the effective interest method to account for the changes of redemption value over the period from the date of issuance to the earliest redemption date of the noncontrolling interests. The operating losses allocated to the redeemable non-controlling interests and the accretion in the redemption value was insignificant for the year ended December 31, 2021
The movement in the carrying value of the redeemable noncontrolling interests is as follows:

	For the years ended December 31,
	2021	2021
	RMB	US$
	(in thousands)
Balance as of December 31, 2020	—	—
Issuance of subsidiary shares	30,000	4,708
Accretion of redeemable noncontrolling interests	—	—

Balance as of December 31, 2021	30,000	4,708